UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2024

ZENAS BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42270	93-2749244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

852 Winter Street, Suite 250 Waltham, MA		02451
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (857) 271-2954

1000 Winter Street, Suite 1200
Waltham, MA 02451

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Zenas BioPharma, Inc. (the “Company”) is furnishing as Exhibit 99.1 to this Current Report on Form 8-K an investor presentation (the “Investor Presentation”) which may be used, in whole or in part, and subject to modification, on December 2, 2024 and at subsequent meetings with investors or analysts. The Investor Presentation provides updated information on the Company’s clinical trials, including the Company’s fully-enrolled Phase 3 INDIGO trial of obexelimab in patients with IgG4-Related Disease and the expected timeline to report topline results, the currently-enrolling Phase 2 MoonStone trial of obexelimab in patients with Relapsing Multiple Sclerosis and the expected timeline to report the 12-week primary endpoint results, the currently-enrolling Phase 2 SunStone trial of obexelimab in patients with Systemic Lupus Erythematosus and the expected timeline to complete enrollment and report topline results and preliminary, interim data from the dose confirmation run-in period of the Phase 2 SApHiAre trial of obexelimab in patients with warm Autoimmune Hemolytic Anemia, as well as the status of the program.

The information in this Item 7.01 (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements. The Investor Presentation contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the Investor Presentation regarding these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation, dated December 2, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENAS BIOPHARMA, INC.

By:	/s/ Jennifer Fox
Name: Jennifer Fox
Title: Chief Business Officer and Chief Financial Officer

Date: December 2, 2024